Execution Version
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of September 13, 2024, by NEWPARK RESOURCES, INC., a Delaware corporation (“Newpark”), NEWPARK DRILLING FLUIDS LLC, a Texas limited liability company (“Newpark Drilling”), NEWPARK MATS & INTEGRATED SERVICES LLC, a Texas limited liability company (“Newpark Mats”), NEWPARK MINERAL GRINDING LLC, a Texas limited liability company formerly known as Excalibar Minerals LLC (“NMG”), DURA-BASE NEVADA, INC., a Nevada corporation (“Dura-Base”), and NEWPARK REAL ESTATE HOLDINGS LLC, a Texas limited liability company formerly known as Newpark Industrial Blending Solutions (“NREH” and collectively with Newpark, Newpark Drilling, Newpark Mats, NMG and Dura-Base, the “Borrowers” and each a “Borrower”), the undersigned lenders party to the Credit Agreement described below, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.
INTRODUCTION
A.    The Borrowers, the Administrative Agent and the lenders party thereto (collectively, the “Lenders” and each individually, a “Lender”), are parties to that certain Second Amended and Restated Credit Agreement dated as of May 2, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).
B.    Newpark has advised Administrative Agent and the Lenders that it desires to sell, pursuant to the terms and subject to the conditions of a purchase agreement, dated on or after the date hereof, by and between Newpark, as seller, and Newpark Fluids Systems LLC, a Delaware limited liability company, as purchaser (including all schedules, exhibits and annexes thereto, collectively, the “Purchase Agreement”), all of the equity interests in Newpark Drilling (including, without limitation, all then existing Subsidiaries of Newpark Drilling), more fully described in the Purchase Agreement (the equity interests in Newpark Drilling and such Subsidiaries of Newpark Drilling, collectively, the “Subject Equity”; and the foregoing transaction described in this recital, the “Fluids Sale”).
C.    In anticipation of the Fluids Sale, Newpark has advised Administrative Agent and the Lenders that (a) on or prior to the date hereof, (i) Newpark Drilling Fluids International LLC (“NDFI”) formed NPK Holdings LLC, a Texas limited liability company (“Texas Newco”) and made an initial contribution of its 0.658% interest in Newpark Drilling Fluids do Brazil Tratamento de Fluidos Ltda. (“Newpark Brazil”), its 50% interest in Newpark Chile Limitada (“Newpark Chile”), and its 100% interest in Terrafirma Roadways Limited (“Terrafirma”) to Texas Newco (the “Texas Newco Contribution”), (ii) Newpark Latin America LLC (“Newpark LATAM”) formed NPK Latin America Holding, LLC, a Texas limited liability company (“Chile Holdco”) and made an initial contribution of its 50% interest in Newpark Chile to Chile Holdco (the “Chile Holdco Contribution”), (iii) subsequent to the Texas Newco Contribution, NDFI contributed its interest in Texas Newco to Newpark Drilling (the “Texas Drilling Fluids Contribution”), (iv) subsequent to the Chile Holdco Contribution, Newpark LATAM contributed its interest in Chile Holdco to Newpark Drilling (the “Chile Drilling Fluids Contribution”); (v) subsequent to the Texas Newco Contribution, Newpark Drilling contributed its 99.342% interest in Newpark Brazil to Texas Newco (the “Texas Brazil Contribution”); and (vi) subsequent to the Texas Dilling Fluids Contribution, Newpark Drilling contributed its interest in Texas Newco, Chile Holdco, NREH and Newpark Drilling Fluids Personnel Services, LLC to Newpark (the “Newpark Contribution”) and (b) Newpark intends to settle and discharge certain intercompany

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Indebtedness of Newpark Drilling and its Subsidiaries in connection with (and in anticipation of) the Fluids Sale (the “Intercompany Debt Repayment”) (all of the foregoing transactions described in clause (a) and (b) of this recital, the “Pre-Fluids Sale Transactions”).
D.     Newpark has further advised Administrative Agent and the Lenders that NMG sold all of its assets in one or more transactions permitted under the Credit Agreement and is now an Immaterial Domestic Subsidiary, and as such, would not be required to be a Loan Party pursuant to the Credit Agreement if NMG were formed or acquired as of the date hereof.
E.    Newpark and the other Borrowers have requested that the Administrative Agent and the Lenders (constituting the Required Lenders) (a) consent to the Pre-Fluids Sale Transactions and the Fluids Sale (collectively, the “Subject Transactions”), (b) release (i) NMG from its obligations under the Credit Agreement and the other Loan Documents and (ii) any Liens on the assets of NMG (such releases referred to in (i) and (ii), collectively, the “NMG Release”), (c) release (i) Newpark Drilling from its obligations under the Credit Agreement and the other Loan Documents and (ii) any Liens on the assets of Newpark Drilling (provided that, notwithstanding the preceding, Newpark Drilling shall continue to be subject to any deposit account control agreement which covers a deposit account containing commingled cash of Newpark Drilling and any Loan Party) (such releases referred to in (i) and (ii), collectively, the “Newpark Drilling Release”) and (d) agree to amend the Credit Agreement as set forth herein, in order to, among other things, decrease the aggregate Commitments to $100,000,000.
F.    The Administrative Agent and the Lenders party hereto (constituting Required Lenders) are willing to consent to the Subject Transactions, to grant the NMG Release and the Newpark Drilling Release and to otherwise amend the Credit Agreement on the terms and conditions set forth in this Amendment.
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto hereby agree as follows:
Section 1.Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
Section 2.Limited Consents.
(a)Effective as of the First Amendment Effective Date (as defined below), in reliance on the representations, warranties, covenants and agreements contained in this Amendment, Administrative Agent and the Required Lenders (i) hereby consent to each of the Pre-Fluids Sale Transactions and (ii) agree that (x) notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the Pre-Fluids Sale Transactions will not violate (or cause a Default or Event of Default under) the Credit Agreement and the other Loan Documents, including, inter alia, any limitations contained in Section 7.03, Section 7.05, Section 7.08 or Section 7.14 of the Credit Agreement and (y) the Pre-Fluids Sale Transactions shall not be deemed to have been entered into in reliance upon Section 7.03(i) or Section 7.05(f), and the Pre-Fluids Sale Transactions shall be disregarded for purposes of the baskets contained in such Sections; provided that notwithstanding anything to the contrary herein, with respect to any Pre-Fluid Sales Transaction consummated prior to the First Amendment Effective Date (any such transaction, a “Pre-Amendment Transaction”), the Administrative Agent and the Required Lenders agree that the consent provided in clause (i) of this paragraph and the agreements provided in

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clause (ii) of this paragraph shall be deemed to have be made on the date of such Pre-Amendment Transaction.
(b)Effective as of the First Amendment Additional Amendments Effective Date (as defined below), in reliance on the representations, warranties, covenants and agreements contained in this Amendment, Administrative Agent and the Required Lenders hereby (i) consent to the Fluids Sale and (ii) agree that (x) notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, the Fluids Sales will not violate (or cause a Default or Event of Default under) the Credit Agreement and the other Loan Documents, including, inter alia, any limitations contained in Section 7.03, Section 7.05, Section 7.08 or Section 7.14 of the Credit Agreement and (y) the Fluids Sale shall not be deemed to have been entered into in reliance upon Section 7.03(i) or Section 7.05(f), and the Fluids Sale shall be disregarded for purposes of the baskets contained in such Sections.
(c)No provision hereof shall constitute a waiver of, or a consent to the departure from, any of the other terms and conditions of the Credit Agreement or any other Loan Document, except for the consents as expressly set forth in the preceding paragraphs (a) and (b) (the consents provided in such paragraphs, the “Specified Consents”). The Specified Consents are a one-time limited consent to the matters set forth herein and shall not entitle the Loan Parties to a consent or waiver in any other or similar circumstances.
Section 3.Amendments to Credit Agreement. Effective as of the First Amendment Additional Amendments Effective Date, the Credit Agreement (including the Schedules and Exhibits attached thereto) is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex I hereto.
Section 4.Representations and Warranties. The Borrowers each represent and warrant that (a) the execution, delivery, and performance of this Amendment by each Borrower are within the corporate or equivalent power and authority of such Borrower and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment constitutes legal, valid, and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and the application of general principles of equity or the enforcement of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) as of the First Amendment Additional Amendments Effective Date (after giving effect to the Specified Consents and the amendments to the Credit Agreement provided in Section 3 of this Amendment), the representations and warranties of each Borrower contained in the Credit Agreement are true and correct in all material respects as of the First Amendment Additional Amendments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (d) after giving effect to the First Amendment Additional Amendments Effective Date (and the Specified Consents and the amendments to the Credit Agreement provided in Section 3 of this Amendment), no Default exists under the Loan Documents; (e) the Liens under the Collateral Documents are valid and subsisting and secure the Secured Obligations; and (f) no Borrower has any defense to payment, counterclaim, or right of setoff with respect to any of the Secured Obligations existing as of the First Amendment Additional Amendments Effective Date.
Section 5.Effect on Loan Documents. Except as amended hereby or in accordance herewith, the Credit Agreement and all other Loan Documents remain in full force and effect as originally

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executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any Default or Event of Default. The Borrowers acknowledge and agree that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.
Section 6.Conditions to Effectiveness. This Amendment (other than, for the avoidance of doubt, the consent provided under Section 2(b) of this Amendment, the effectiveness of the amendments to the Credit Agreement provided in Section 3 of this Amendment, and the release provided in Section 8(a) of this Amendment, each of which shall be effective on the First Amendment Additional Amendments Effective Date) shall be effective on the date (the “First Amendment Effective Date”) on which the Administrative Agent has received counterparts of this Amendment executed by the Borrowers and the Lenders constituting at least the Required Lenders. The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
Section 7.Conditions to First Amendment Additional Amendments Effective Date. The “First Amendment Additional Amendments Effective Date” shall occur on the date on which each of the following conditions has been satisfied:
(a)Authority Documents. Borrowers shall have delivered to Administrative Agent such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.
(b)Good Standings. Borrowers shall have delivered to Administrative Agent such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is in good standing in the jurisdiction of its incorporation or formation.
(c)Borrowing Base Certificate. Borrowers shall have delivered to Administrative Agent a Borrowing Base Certificate giving pro forma effect to the Subject Transactions, in form and detail reasonably satisfactory to Administrative Agent.
(d)Purchase Agreement. Administrative Agent shall have received a substantially final version of the Purchase Agreement at least one (1) Business Day prior to the consummation of the Fluids Sale.
(e)Fluids Sale. The Fluids Sale shall be consummated concurrently with the First Amendment Additional Amendments Effective Date.
(f)No Default. After giving effect to the Specified Consents, no Default shall have occurred and is continuing.
(g)Fees and Expenses. Borrowers shall have paid all fees and expenses to Administrative Agent incurred on or prior to the First Amendment Additional Amendments Effective Date that are required to be paid under the Loan Documents, including all fees payable under that certain Fee Letter dated September 13, 2024 between Newpark and the Administrative Agent and all invoiced fees and expenses of Administrative Agent’s legal counsel (to the extent invoiced one (1) Business Day prior to

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the First Amendment Additional Amendments Effective Date (or such later time as is reasonably agreed by Borrowers)).
(h)Other Documents. The Administrative Agent shall have received all other transaction documents related to the Fluids Sale requested reasonably in advance of the First Amendment Additional Amendments Effective Date.
The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Additional Amendments Effective Date, and such notice shall be conclusive and binding.
Section 8.Release; Collateral Release; Acknowledgements; Delivery of Pledged Equity.
(a)Release of Newpark Drilling. As of the First Amendment Additional Amendments Effective Date, (i) Newpark Drilling shall be released from all of its obligations under the Credit Agreement and the other Loan Documents (provided that, notwithstanding the preceding, Newpark Drilling shall continue to be subject to any deposit account control agreement which covers a deposit account containing commingled cash of Newpark Drilling and any Loan Party), (ii) any security interest or other Lien on any property of Newpark Drilling granted under the Collateral Documents or any other Loan Document shall be automatically released, and (iii) Lenders authorize Administrative Agent to (x) execute, as applicable, and deliver to Borrowers (or any designee of Borrowers) any such lien releases, UCC-3 termination statements, discharges of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested and necessary to release, as of record, the security interests and all notices of security interests and liens previously filed by Administrative Agent on the Subject Equity and Collateral of Newpark Drilling and any of its Subsidiaries under the Loan Documents and (y) deliver to Borrowers (or any designee of Borrowers) the certificate evidencing the Pledged Equity of Newpark Drilling and any of its Subsidiaries (after giving effect to the Subject Transactions), together with any stock powers related thereto, concurrently with or promptly after the Fluids Sale.
(b)Release of NMG. As of the First Amendment Effective Date, (i) NMG shall be released from all of its obligations under the Credit Agreement and the other Loan Documents (other than obligations under the Loan Documents (including contingent reimbursement obligations and indemnity obligations) which, by their express terms, survive termination of the Credit Agreement or such other Loan Document, as the case may be), (ii) any security interest or other Lien on any property of NMG granted under the Collateral Documents or any other Loan Document shall be automatically released and (iii) Lenders authorize Administrative Agent to execute, as applicable, and deliver to Borrowers (or any designee of Borrowers) any such lien releases, UCC-3 termination statements, discharges of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested and necessary to release, as of record, the security interests and all notices of security interests and liens previously filed by Administrative Agent on the Collateral of NMG under the Loan Documents. The Borrowers acknowledge and agree that notwithstanding such release, the provisions of the Credit Agreement regarding Domestic Subsidiaries continue to apply, including the proviso in the definition of “Immaterial Domestic Subsidiary” and Section 6.12 of the Credit Agreement.
(c)Certain Acknowledgements. Each Borrower and Administrative Agent hereby acknowledge that after giving effect to the formation of Texas Newco and Chile Holdco and subsequent to the Subject Transactions, the Equity Interests of each of Texas Newco and Chile Holdco shall constitute Collateral under the Security Agreement.

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(d)Delivery of Pledged Equity. In furtherance of Section 8(c) of this Amendment and in the event that the Equity Interests of either Texas Newco or Chile Holdco are certificated, Newpark shall deliver to Administrative Agent the certificate or certificates evidencing the Equity Interests in Texas Newco and Chile Holdco, as applicable, together with stock powers related thereto, as required pursuant to the Security Agreement.
Section 9.Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 10.Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier, email transmission (e.g., “pdf” or “tif”) or other electronic imaging means as set forth in the Credit Agreement.
Section 11.ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow.]

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EXECUTED as of the first date above written.
BORROWERS:

NEWPARK RESOURCES, INC.

By: /s/ Gregg Piontek
Name: Gregg Piontek
Title:    Senior Vice President and Chief Financial Officer

    NEWPARK DRILLING FLUIDS LLC
NEWPARK MATS & INTEGRATED SERVICES LLC
NEWPARK MINERAL GRINDING LLC
DURA-BASE NEVADA, INC.
NEWPARK REAL ESTATE HOLDINGS LLC

By: /s/ Gregg Piontek
Name: Gregg Piontek
Title:    Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:
BANK OF AMERICA, N.A., as Administrative Agent, an L/C Issuer, a Swing Line Lender and a Lender

By:        /s/ Griffin Bayoud
Name:    Griffin Bayoud
Title:    Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Alexandra Mills
	Name:	Alexandra Mills
	Title:	Authorized Signer

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

FIRST HORIZON BANK, as a Lender
By:	/s/ Michael Shipman
	Name:	Michael Shipman
	Title:	Senior Vice President

Signature Page to
First Amendment to Second Amended and Restated Credit Agreement

Annex I

Conformed Credit Agreement

(see attached)